Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

STATE AUTO FINANCIAL CORPORATION

Pursuant to the Offer to Purchase Dated August 20, 2003

by

State Auto Financial Acquisition Corporation

at

$32.00 Net Per Common Share

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK

CITY TIME, ON WEDNESDAY, SEPTEMBER 24, 2003, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Mellon Investor Services, L.L.C.

By Mail: Post Office Box 3301 South Hackensack, NJ 07606 Attn: Reorganization Department	By Overnight Courier Delivery: 85 Challenger Road—Mail Drop—Reorg Ridgefield Park, NJ 07660 Attn: Reorganization Department	By Hand: 20 Broadway, 13th Floor New York, NY 10271 Attn: Reorganization Department

By Facsimile Transmission: (201) 296-4293

Confirm by Telephone: (201) 296-4860

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

DESCRIPTION OF COMMON SHARES TENDERED

Name(s) and Address(es) of Registered Owner(s) (Please fill-in, if blank, exactly as name(s) appear on Certificate(s))	Common Share Certificate(s) and Common Shares Tendered (Attach additional list, if necessary)

	Common Share Certificate Number(s) *	Total Number of Common Shares Represented by Common Share Certificate(s) *	Number of Common Shares Tendered **

Total Number of Common Shares

*       Need not be completed by shareholders delivering Common Shares by book-entry transfer.

**     Unless otherwise indicated, it will be assumed that all Common Shares evidenced by each Common Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

This Letter of Transmittal is to be completed by shareholders of State Auto Financial Corporation either if certificates (“Common Share Certificates”) representing shares of common stock, no par value, of State Auto Financial Corporation (“Common Shares”) are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if delivery of Common Shares is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the book-entry transfer procedures set forth in Section of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY’S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Shareholders whose Common Share Certificates are not immediately available or who cannot deliver all documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot comply with the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Common Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

☐	CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING.

Name of Tendering Institution:

Check Box of Book-Transfer Facility:	☐	The Depository Trust Company

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Window Ticket No. (if any)

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Common Shares tendered hereby. The certificates and number of Common Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

☐	CHECK HERE IF TENDER IS BEING MADE PURSUANT TO LOST, STOLEN, DESTROYED OR MUTILATED SECURITIES. SEE INSTRUCTION 11.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS

LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to State Auto Financial Acquisition Corporation (“Purchaser”), an Illinois corporation wholly owned by Gregory Mark Shepard (“Shepard”), an Illinois individual, the above-described shares of common stock, no par value (the “Common Shares”) of State Auto Financial Corporation, an Ohio corporation (the “Company”), pursuant to Purchaser’s Offer to Purchase, dated August 20, 2003 (the “Offer to Purchase”), at a price of $32.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase constitute the “Offer”). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more of its affiliates the right to purchase all or any portion of the Common Shares tendered pursuant to the Offer.

Subject to, and effective upon, acceptance for payment of the Common Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Common Shares being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Common Shares) and rights declared, paid or distributed in respect of such Common Shares on or after the consummation of the Offer (collectively, “Distributions”). In addition, the undersigned irrevocably appoints Mellon Investor Services, L.L.C., (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the fullest extent of the undersigned rights with respect to such Common Shares and any Distributions (i) to deliver Common Share Certificates evidencing such Common Shares and any and all Distributions, or transfer ownership of such Common Shares and any and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (ii) to present such Common Shares and any and all Distributions for transfer on the books of the Company and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares and any and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

If, on or after the date of the Offer to Purchase, the Company should declare or pay any dividend on the Common Shares, other than regular quarterly dividends, or make any distribution (including, without limitation, the issuance of additional Common Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Common Shares that is payable or distributable to shareholders of record on a date prior to the transfer to the name of Purchaser or its nominee or transferee on the Company’s stock transfer records of the Common Shares purchased pursuant to the Offer, then, without prejudice to Purchaser’s rights under Sections 1 and 14 of the Offer to Purchase, (i) the purchase price per Common Share payable by Purchaser pursuant to the Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) any such non-cash dividend, distribution or right to be received by the tendering shareholders will be received and held by such tendering shareholders for the account of Purchaser and will be required to be promptly remitted and transferred by each such tendering shareholder to the Depositary for the account of Purchaser, accompanied by appropriate documentation of transfer. Pending such remittance and subject to applicable law, Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Gregory M. Shepard as the attorney and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Common Shares tendered hereby which have been accepted for payment by Purchaser and any and all Distributions. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Common Shares. This appointment will be effective if, when, and only to the extent that Purchaser accepts such Common Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Common Shares, Distributions and other securities will, without further action, be revoked, and no subsequent proxies may be given (and, if given, will not be deemed effective). The individual named above as proxy will, with respect to the Common Shares, Distributions and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as he, in his sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Company shareholders, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Common Shares, Distributions or other securities to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Common Shares, Purchaser or Purchaser’s designees must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Common Shares and any and all associated Distributions, including voting at ant meeting of the shareholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and any and all Distributions tendered hereby, that the undersigned own(s) the Common Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), that such tender of Common Shares complies with Rule 14e-4 and that when such Common Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Common Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby and any and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Common Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Common Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance for payment of Common Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Common Shares tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please issue the check for the purchase price and/or return any Common Share Certificates evidencing Common Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing above under “Description of Common Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Common Shares purchased and all Common Share Certificates evidencing Common Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Common Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price and/or return any Common Share Certificates for Common Shares not purchased or not tendered or accepted for payment in the name(s) of, and mail such check and/or return such Common Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Common Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the instructions in the box entitled “Special Payment Instructions,” to transfer any Common Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Common Shares tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Common Shares or Common Share Certificates evidencing Common Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if the Common Shares delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry transfer Facility other than that designated above.	To be completed ONLY if Common Share Certificates tendered and/or Common Share Certificates evidencing Common Shares not tendered or not purchased are to be mailed to someone other than that the undersigned, or to the undersigned at an address other than that shown under “Description of Common Shares Tendered.”

Issue ☐ Check ☐ Common Share Certificate to:	Mail ☐ Check ☐ Common Share Certificate to:

Name	Name
(Please Print)	(Please Print)

Address:	Address:

(Include Zip Code)	(Include Zip Code)

Recipient’s Taxpayer Identification or Social Security Number (Also Complete Substitute Form W-9 Below)	Recipient’s Taxpayer Identification or Social Security Number (Also Complete Substitute Form W-9 Below)

☐ Credit unpurchased Common Shares delivered by book-entry transfer to the Book-Entry transfer Facility account set forth below:

Check box: ☐ The Depository Trust Company

(ACCOUNT NUMBER)

IMPORTANT

SHAREHOLDERS:  SIGN HERE

(Please Complete Substitute Form W-9 Included Herein)

(Signature(s) of Holder(s))

Dated:                                       , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Common Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):

(Please print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:

(Complete Substitute Form W-9 Included Herein)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Dated:                                       , 2003

FOR USE BY FINANCIAL INSTITUTIONS ONLY

FINANCIAL INSTITUTIONS:  PLACE MEDALLION GUARANTEE IN SPACE BELOW

INSTRUCTIONS

Forming Part Of The Terms And Conditions Of The Offer

1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, an “Eligible Institution”). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) of Common Shares tendered herewith, unless such holder(s) has (have) completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” herein or (ii) if such Common Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Common Share Certificates.    This Letter of Transmittal is to be used either if Common Share Certificates are to be forwarded herewith or if Common Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. A manually signed facsimile of this document may be used in lieu of the original. Common Share Certificates evidencing all physically tendered Common Shares, or confirmation of the book-entry transfer of such Common Shares into the Depositary’s account at the Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. If Common Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s Procedures does not constitute delivery to the Depositary.

Shareholders whose Common Share Certificates are not immediately available, who cannot deliver their Common Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Common Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary on or prior to the Expiration Date and (iii) the Common Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Common Shares into the Depositary’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

A properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) must accompany each such delivery of Common Share Certificates to the Depositary.

The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation (as defined in the Offer to Purchase), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Common Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

The method of delivery of this Letter of Transmittal, Common Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the sole option and risk of the tendering shareholder. Delivery of all such documents will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Common Shares for payment.

All questions as to validity, form and eligibility of the surrender of any Common Share Certificate hereunder will be determined by Purchaser (which may delegate power in whole or part to the Depositary) and such determination shall be final and binding. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Common Share Certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

3.    Inadequate Space.    If the space provided herein under “Description of Common Shares Tendered” is inadequate, the Common Share Certificate number, the total number of Common Shares represented by such Common Share Certificates and the number of Common Shares tendered should be listed on a separate schedule and attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.    Partial Tenders (not applicable to shareholders who tender by book-entry transfer).    If fewer than all the Common Shares evidenced by any Common Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of shares of Common Shares which are to be tendered in the column entitled “Number of Common Shares Tendered” in the above “Description of Common Shares Tendered.” In such cases, new Common Share Certificate(s) evidencing the remainder of the Common Shares that were evidenced by the Common Share Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions,” as soon as practicable after the expiration or termination of the Offer. All Common Shares evidenced by Common Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Common Share Certificate(s) evidencing such Common Shares without alteration, enlargement or any other change whatsoever. DO NOT SIGN THE BACK OF THE COMMON SHARE CERTIFICATES.

If any Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the Common Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Common Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no endorsements of Common Share Certificates or separate stock powers are required, unless payment is to be made to, or Common Share Certificates evidencing Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such case, the Common Share Certificate(s) evidencing the Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Common Share Certificate(s). Signatures on such Common Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered hereby, the Common Share Certificate(s) evidencing the Common Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Common Share Certificate(s). Signatures on such Common Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Common Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority so to act must be submitted.

6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Common Shares purchased is to be made to, or Common Share Certificate(s) evidencing Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Common Share Certificates evidencing the Common Shares tendered hereby.

7.    Special Payment and Delivery Instructions.    If a check for the purchase price of any Common Shares tendered hereby is to be issued, or Common Share Certificate(s) evidencing Common Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Common Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Common Shares Tendered,” the appropriate boxes on this Letter of Transmittal must be completed. Shareholders tendering Common Shares by book-entry transfer may request that Common Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled “Special Payment Instructions” hereof. If no such instructions are given, all such Common Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility as the account from which such Common Shares were delivered.

8.    Waiver of Conditions.    The conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Common Shares tendered.

9.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at its respective address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent and copies will be furnished promptly at Purchaser’s expense. No fees or commissions will be paid to brokers, dealers or other persons (other than the Information Agent) for soliciting tenders of Common Shares pursuant to the Offer.

10.    Substitute Form W-9.    Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a 28% federal income tax withholding on the payment of the purchase price of all Common Shares purchased from such shareholder and additional penalties, including those set forth below under “IMPORTANT TAX INFORMATION.” If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

11.    Lost, Stolen, Destroyed or Mutilated Common Share Certificates.    If any Common Share Certificates have been lost, destroyed, mutilated or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the Common Share Certificate(s) by checking the box on page 2 of this Letter of Transmittal. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Common Share Certificates have been followed. In order to facilitate replacement, contact National City Bank at (800) 622-6757.

12.    Stock Transfer Taxes.    Except as provided in this Instruction 12, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Common Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in circumstances permitted hereby) if Common Share Certificates representing Common Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Common Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as provided in this Instruction 12, it will not be necessary for transfer tax stamps to be affixed to the Common Share Certificates listed in this Letter of Transmittal.

IMPORTANT:  This Letter of Transmittal (or facsimile hereof) or an Agent’s Message, properly completed and duly executed (together with any required signature guarantees and Common Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery, must be received by the Depositary prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under United States federal income tax laws, we are generally required to report any cash payment made to a holder of Common Shares surrendered in the Offer to you and to the United States Internal Revenue Service (“IRS”) and we may be required to “backup withhold” 28% of any such payment.

To avoid such backup withholding, a U.S. shareholder whose Common Shares are submitted herewith should provide to the Depositary a properly completed Substitute Form W-9, which is attached hereto, signed under penalties of perjury, including such shareholder’s current Taxpayer Identification Number (“TIN”) and other certifications. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder with respect to Common Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that (i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

What Number to Give the Depositary

The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Common Shares tendered hereby. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:

PAYOR’S NAME:  MELLON INVESTOR SERVICES, L.L.C.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	Part 1: Taxpayer Identification Number—For all accounts, enter your Taxpayer Identification Number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see “Obtaining a Number” in the enclosed “Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (“Guidelines”)). Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number OR Taxpayer Identification Number (If awaiting TIN write “Applied For”)

Part 2: For Payees exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed herein.

CERTIFICATE—Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).
	(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
	(3)	I am a U.S. person.
CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

	Signature	Date: , 2003

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WRITE “APPLIED FOR” IN THE SPACE PROVIDED FOR THE TIN IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date
Name (Please Print)

Any questions and requests for assistance may be directed to the Information Agent at its telephone numbers and location listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Common Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Mellon Investor Services, L.L.C.

44 Wall Street

7th Floor

New York, New York 10005

FOR FURTHER INFORMATION

CALL TOLL-FREE (888) 451-6741

August 20, 2003

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of

1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, anyone of the individuals(1)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. so-called trust account that is not a legal or valid trust under State law	The actual owner(1)

8. Sole proprietorship account	The owner(4)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of

9. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)

10. Corporate account	The corporation

11. Religious, charitable, or educational organization account	The organization

12. Partnership account held in the name of the business	The partnership

13. Association, club, or other tax-exempt organization	The organization

14. A broker or registered nominee	The broker or nominee

15. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner.
(5)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your taxpayer identification number, write “exempt” on the face of the form, and return it to the payer. If the payments are interest, dividends, or patronage dividends, also sign and date the form.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PENALTIES

(1)    Penalty for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Failure to Report Certain Dividend and Interest Payments—If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of any under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3)    Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4)    Criminal Penalty for Falsifying Information—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.